IDEX SERIES FUND
     SUPPLEMENT DATED AUGUST 3, 1998 TO PROSPECTUS DATED MARCH 1, 1998
      AS SUPPLEMENTED JUNE 25, 1998, MAY 22, 1998 and MARCH 31, 1998

The following replaces the table under the heading "Class B Share Dealer Reallowances" on page 39 of the Prospectus:

Effective August 3, 1998, the Class B Share Dealer Reallowances for all Portfolios of the IDEX Series Fund will be 5%, for all amounts of Class B shares purchased by new or existing Class B shareholders.

This charge does not affect the charges or fees paid by purchasers of Class B shares.